UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary proxy statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material under Rule 14a-12

QUESTAR CORPORATION

(Name of Registrant as Specified In Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 18, 2010

QUESTAR CORPORATION

QUESTAR CORPORATION ATTN: ABIGAIL L. JONES 180 EAST 100 SOUTH ST. P.O. BOX 45433 SALT LAKE CITY, UT 84145-0433
Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

Meeting Information
Meeting Type: Annual Meeting For holders as of: March 09, 2010 Date: May 18, 2010 Time: 8:00 AM MDT Location: 1140 West 200 South Salt Lake City Utah 84145

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report         2. Notice & Proxy Statement

How To View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 04, 2010 to facilitate timely delivery.

— How To Vote — Please Choose One of The Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Internal Use Only

Voting items
The Board of Directors recommends that you vote FOR the following:
1.	Election of Directors
Nominees
01	Teresa Beck	02	R.D. Cash	03	James A. Harmon	04	Robert E. McKee	05	Gary G. Michael
06	Charles B. Stanley
The Board of Directors recommends you vote FOR the following proposal(s):
2	Proposals to ratify the selection of Ernst & Young LLP as the Company’s independent auditor.
3	Proposal to amend Questar Corporation’s Articles of Incorporation to provide for majority voting in uncontested director elections.
4	Proposal to approve the Amended and Restated Long-term Stock Incentive Plan.
5	Proposal to approve performance metrics and amendments to the Annual Management Incentive Plan II.
The Board of Directors recommends you vote AGAINST the following proposal(s):
6	A shareholder proposal to hold an advisory vote on executive compensation.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Reserved for Broadridge Internal Control Information

NAME

    THE COMPANY NAME INC. - COMMON

    THE COMPANY NAME INC. - CLASS A

    THE COMPANY NAME INC. - CLASS B

    THE COMPANY NAME INC. - CLASS C

    THE COMPANY NAME INC. - CLASS D

    THE COMPANY NAME INC. - CLASS E

    THE COMPANY NAME INC. - CLASS F

    THE COMPANY NAME INC. - 401 K

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Broadridge Internal Use Only
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE		Job #
Envelope # Sequence # # of # Sequence #